UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2015

Anika Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-21326	04-314-5961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Wiggins Avenue, Bedford, MA 01730
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   781-457-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Election of Dr. Glenn R. Larsen to the board of directors

On February 17, 2015, the board of directors elected Glenn R. Larsen, Ph.D., as one of our Class I directors, effective as of 5 p.m. on February 17, 2015.  As a Class I director, Dr. Larsen’s term will expire at the 2015 Annual Meeting of Stockholders.  The board has voted to nominate Dr. Larsen for election by the stockholders at the 2015 Annual Meeting.  In addition, Dr. Larsen was appointed to the board’s compensation committee and to its governance and nominating committee, effective February 18, 2015.

In connection with his election to the board, Dr. Larsen was awarded 2,122 restricted stock units under our Second Amended and Restated 2003 Stock Option and Incentive Plan.  Each restricted stock unit gives Dr. Larsen the right to receive one share of our common stock and is valued at $42.40 per unit, the fair market value of a share of our common stock on February 17, 2015.  The restricted stock units will vest in full on February 17, 2016.

Dr. Larsen, age 60, is Chief Executive Officer of Aquinnah Pharmaceuticals, Inc., a pharmaceutical company focused on the development of treatments for neurodegenerative diseases, which he co-founded in February 2014. He also is a co-founder and Chairman of the Board of Directors of 180 Therapeutics L.P., a clinical stage drug delivery and development company founded in 2013. He previously served as Chief Scientific Officer and Executive Vice President of Research and Development at SpringLeaf Therapeutics, Inc., a producer of drug delivery devices, and at Hydra Biosciences, Inc., a biopharmaceutical company, as Chief Operating Officer, Executive Vice President of Development, and a member of its board of directors. During his prior employment at Wyeth/Genetics Institute, Dr. Larsen served in various research and development leadership positions, including directing Wyeth’s second largest therapeutic area as Vice President Musculoskeletal Sciences. Dr. Larsen received his Ph.D. in Biochemistry from Stony Brook University and is a graduate of the Program for Management Development at Harvard University Graduate School of Business.

A copy of the press release issued on February 19, 2015, announcing the election of Dr. Larsen to the board is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press release issued by Anika Therapeutics, Inc. on February 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ANIKA THERAPEUTICS, INC.

Dated: February 19, 2015	By:	/s/ SYLVIA CHEUNG
Sylvia Cheung
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Anika Therapeutics, Inc. on February 19, 2015.